                                                                    EXHIBIT 10.2






                               DEAN FOODS COMPANY
                            SUPPLEMENTAL BENEFIT PLAN


            (As amended and restated effective as of October 1, 1996)

                                   CERTIFICATE




                  I, Dale E. Kleber, the Secretary of Dean Foods Company, do hereby certify that the attached is a true and correct copy of the Dean Foods Company Supplemental Benefit Plan as amended and restated effective as of October 1, 1996.


                                          By:  Dale E. Kleber
                                             -----------------------------------
                                          Title:  Secretary
                                                --------------------------------


Dated this 6th day of April, 2001.

                               DEAN FOODS COMPANY
                            SUPPLEMENTAL BENEFIT PLAN

            (As amended and restated effective as of October 1, 1996)

                                Table of Contents

ARTICLE I - Introduction and Purpose..............................................................................1
         Section 1.1.      Name...................................................................................1
         Section 1.2.      Purpose................................................................................1
         Section 1.3.      Plan Benefits for Participants Who Terminated Employment Prior to October 1, 1996......1

ARTICLE II - Participation and Benefits...........................................................................1
         Section 2.1.      Eligibility............................................................................1
         Section 2.2.      Amount, Method and Timing of Benefit Distribution......................................2

ARTICLE III - General Provisions..................................................................................3
         Section 3.1.      Funding................................................................................3
         Section 3.2.      Administration of the Plan.............................................................3
         Section 3.3.      Modification of Benefits...............................................................4
         Section 3.4.      Cessation of Benefits Under Certain Circumstances......................................4
         Section 3.5.      Payment with Respect to Incapacitated Participants or Beneficiaries....................4
         Section 3.6.      Supplements............................................................................5
         Section 3.7.      Involuntary Distributions..............................................................5
         Section 3.8.      Amendment..............................................................................5
         Section 3.9.      Plan Termination.......................................................................5
         Section 3.10.     Non-Alienation of Benefits.............................................................6
         Section 3.11.     Withholding for Taxes..................................................................6
         Section 3.12.     Immunity of Committee Members..........................................................6
         Section 3.13.     Plan Not to Affect Employment Relationship.............................................6
         Section 3.14.     Subordination of Rights................................................................6
         Section 3.15.     Notices................................................................................7
         Section 3.16.     Number and Headings....................................................................7
         Section 3.17.     Controlling Law........................................................................7
         Section 3.18.     Successors.............................................................................7
         Section 3.19.     Severability...........................................................................7
         Section 3.20.     Change of Control......................................................................7

                               DEAN FOODS COMPANY
                            SUPPLEMENTAL BENEFIT PLAN


                                    ARTICLE I

                            Introduction and Purpose

                  Section 1.1. Name. The name of this plan shall be the "Dean Foods Company Supplemental Benefit Plan" (the "Plan"). The Plan is a further amendment and restatement of the "Amended and Restated Dean Foods Company Supplemental Benefit Plan" as in effect on September 30, 1996 (the "Prior Plan"), and shall be effective on and after October 1, 1996 (the "Effective Date").

                  Section 1.2. Purpose. This Plan shall constitute an unfunded nonqualified deferred compensation arrangement established for the purpose of providing deferred compensation to a select group of management or highly compensated employees (as defined for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) of Dean Foods Company, a Delaware corporation and its subsidiaries and related companies (the "Company"). The Plan is specifically intended to provide for the benefits that would have been provided to participants in the "Dean Foods Company Salaried Employees Pension Plan" (the "Pension Plan") and participants in the "Dean Foods Company Savings and Investment Plan" (the "Savings Plan") under the terms of such plans, but for the limitations of Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan may also provide for certain other benefits as are described in such supplements to the Plan as may be attached to and form a part of the Plan as set forth in Section 3.6.

                  Section 1.3. Plan Benefits for Participants Who Terminated Employment Prior to October 1, 1996. The benefits provided hereunder with respect to any individual who retired or whose employment with the Company otherwise terminated prior to October 1, 1996, will, except as otherwise provided herein, be governed in all respects by the terms of the Prior Plan as in effect on the date of such individual's retirement or other termination of employment.


                                   ARTICLE II

                           Participation and Benefits

                  Section 2.1. Eligibility. Each employee of the Company who is a participant in the Pension Plan and whose compensation exceeds the amount set forth in Section 401(a)(17) of the Code shall be eligible to participate in the Plan (a "Participant"); provided, that only those employees of the Company who are in a select group of management or who are highly compensated (within the meaning of Title I of ERISA) may actually become Participants.

                  Section 2.2. Amount, Method and Timing of Benefit Distribution. (a) Savings Plan Excess Benefit. If a Participant's employment with the Company is terminated as a result of the Participant's death or after the Participant is credited with at least 1 year of vesting service (as determined under the terms of the Savings Plan), the Participant or his or her beneficiary (as designated under the Savings Plan), as the case may be, shall be entitled to receive a benefit in an amount equal to the vested portion of the balance which would have accumulated, based upon an interest rate of 8 percent, from an annual contribution equal to the difference between the amount of the matching contributions and profit sharing contributions that would have been made under the Savings Plan with respect to such Participant for each calendar year if the limitations of Sections 401(a)(17) and 415 of the Code were disregarded (and assuming that the Participant had made the maximum salary reduction contribution that is subject to matching under the Savings Plan), and the actual amounts of such matching contributions and profit sharing contributions made thereunder with respect to such Participant; provided that such matching contribution shall only be credited with respect to such calendar years for which the Participant has contributed to the Savings Plan the maximum salary reduction contribution that is subject to matching under the Savings Plan (or such lesser amount as may be limited by applicable law). The benefit payable pursuant to this subparagraph (a) shall be paid in a lump sum amount to the Participant (or, in the event of his or her death, to his or her beneficiary as designated under the Savings Plan) at such time as the Participant's benefits under the Savings Plan are otherwise distributed.

                  (b) Pension Plan Excess Benefit. If a Participant's employment with the Company is terminated as a result of the Participant's death or after the Participant is credited with at least 5 years of service (as determined under the terms of the Pension Plan), the Participant or his or her beneficiary (as designated under the Pension Plan), as the case may be, shall be entitled to receive a monthly benefit in an amount equal to the excess, if any, of his or her monthly benefit that would have accrued under the Pension Plan calculated without regard to the limitations of Sections 401(a)(17) and 415 of the Code, over his or her monthly benefit that actually accrued under the terms of the Pension Plan. The benefit payable pursuant to this subparagraph (b) shall be payable in monthly installments to the Participant for his or her life, commencing on his or her date of normal retirement (as determined under the Pension Plan). A Participant may also elect to receive monthly installment payments at any other time as is permitted under the Pension Plan, provided that such monthly installment payments shall be actuarially reduced for any early commencement of payment using the factors and assumptions set forth under the Pension Plan. Upon the death of the Participant prior to his or her termination of employment with the Company, the benefit payable pursuant to this subparagraph (b) shall be payable to the Participant's beneficiary (as designated under the Pension Plan) in monthly installments in the amount by which such beneficiary's qualified pre-retirement survivor annuity benefit under the Pension Plan (calculated without regard to the limitations of Sections 401(a)(17) and 415 of the Code) exceeds such benefit payable as determined under the terms of the Pension Plan. Upon the request of a Participant or his or her beneficiary, and upon the approval of the Committee, the benefit payable under this subparagraph (b) may be paid in a lump sum amount, which lump sum amount shall be calculated in the same manner as a lump sum amount is calculated under the Pension Plan.


                                   ARTICLE III

                               General Provisions

                  Section 3.1. Funding. The Company may, in its sole discretion, establish a grantor trust (as described in Section 671 of the Code) for the purpose of accumulating assets to provide for the obligations hereunder. The assets and income of such trust shall be subject to the claims of the general creditors of the Company. The establishment of such a trust shall not affect the Company's liability to pay benefits hereunder, except that any such liability shall be offset by any payments actually made to a Participant under such trust. Except as provided in Section 3.20, in the event such a trust is established, the amount to be contributed thereto shall be determined by the Company and the investment of such assets shall be made in accordance with the trust document.

                  Section 3.2. Administration of the Plan. The Plan shall be administered by the Compensation Committee of the board of directors of the Company (the "Committee"). The duties and authority of the Committee under the Plan shall include (i) the interpretation of the provisions of the Plan, (ii) the adoption of any rules and regulations which may become necessary or advisable in the operation of the Plan, (iii) the making of such determinations as may be permitted or required pursuant to the

Plan, and (iv) the taking of such other actions as may be required for the proper administration of the Plan in accordance with its terms. Any decision of the Committee with respect to any matter within the authority of the Committee shall be final, binding and conclusive upon the Company and each Participant, former Participant, designated beneficiary, and each person claiming under or through any Participant or designated beneficiary; and no additional authorization or ratification by the board of directors of the Company shall be required. Any action taken by the Committee with respect to any one or more Participants shall not be binding on the Committee as to any action to be taken with respect to any other Participant. A member of the Committee may be a Participant, but no member of the Committee may participate in any decision directly affecting his or her rights or the computation of his or her benefits under the Plan. Each determination required or permitted under the Plan shall be made by the Committee in the sole and absolute discretion of the Committee.

                  Section 3.3. Modification of Benefits. At any time following the death of a Participant, upon the written request of any person currently entitled to the payment of a portion or all of an installment hereunder, the Committee, in its sole discretion, may agree to pay any one or more of the unpaid installments (or portions thereof) in an actuarially equivalent form to the person making such request. The Committee's decision so to pay an installment shall be made without liability to any person.

                  Section 3.4. Cessation of Benefits Under Certain Circumstances. Notwithstanding any other provision of the Plan, no benefits shall be payable hereunder to a Participant or his or her beneficiary after it has been determined, in the opinion of the Committee after a reasonable investigation of the facts, that the Participant has (i) defaulted under or breached any provision in any employment or consulting contract with the Company; (ii) actively participated in a business competitive with the Company;
(iii) disclosed any trade secrets or confidential information which would be useful to a competitor of the Company; (iv) embezzled, misapplied or otherwise misappropriated Company funds or property; or (v) paid a bribe or received a kickback in connection with the sale or purchase by the Company of any product, merchandise or service.

                  Section 3.5. Payment with Respect to Incapacitated Participants or Beneficiaries. If any person entitled to benefits under the Plan is under a legal disability or in the Committee's opinion is incapacitated in any way so as to be unable to manage his or her financial affairs, the Committee may direct the payment of such benefits to such person's legal representative or to a relative or friend of such person for such person's benefit, or the Committee may direct the application of such benefits for the benefit of such person in any manner which the Committee may select that is consistent with the Plan. Any payments made in accordance with the foregoing provisions of this section shall be a full and complete discharge of any liability for such payments.

                  Section 3.6. Supplements. From time to time supplements may by amendment be attached to and form a part of the Plan and any provision thereof shall be given the same effect that such provision would have if it was incorporated in the basic text of the Plan. Such supplements may modify or supplement the provisions of the Plan as they apply to particular groups of employees or groups of Participants, shall specify the persons affected by such supplements and shall supersede the other provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan provisions and the provisions of such supplements.

                  Section 3.7. Involuntary Distributions. Notwithstanding any other provision of this Plan, the Committee may on its own initiative authorize the Company to distribute to any Participant (or to a designated beneficiary in the event of the Participant's death) all or any portion of the Participant's benefits under this Plan. Such payment would be specifically authorized in the event that there is a change in tax law, a published ruling or similar announcement issued by the Internal Revenue Service, a regulation issued by the Secretary of the Treasury, a decision by a court of competent jurisdiction involving a Participant or a beneficiary, or a closing agreement made under
Section 7121 of the Code that is approved by the Internal Revenue Service and involves a Participant, and the Committee determines that a Participant has or will recognize income for federal income tax purposes with respect to amounts deferred under this Plan prior to the time such amounts are paid to the Participant.

                  Section 3.8. Amendment. The Company shall have the right to amend the Plan by action of the board of directors of the Company (or a duly appointed delegate thereof) from time to time, except that no such amendment shall, without the consent of the Participant to whom deferred compensation has been credited under this Plan, adversely affect the right of the Participant (or his or her beneficiary) to receive payments of such deferred compensation under the terms of this Plan.

                  Section 3.9. Plan Termination. The Plan may be terminated at any time by action of the board of directors of the Company (or a duly appointed delegate thereof) in its sole discretion. Notwithstanding the foregoing, no termination of this Plan shall alter the right of a Participant (or his or her beneficiary) to all benefits accrued by such Participant under this Plan as of the termination date.

                  Section 3.10. Non-Alienation of Benefits. A Participant's rights to the amounts credited to him under the Plan shall not be grantable, transferable, pledgeable or otherwise assignable, in whole or in part, by the voluntary or involuntary acts of any person, or by operation of law, and shall not be liable or taken for any obligation of such person. Any such attempted grant, transfer, pledge or assignment shall be null and void and without any legal effect.

                  Section 3.11. Withholding for Taxes. Notwithstanding anything contained in this Plan to the contrary, the Company shall withhold from any distribution made under the Plan such amount or amounts as may be required for purposes of complying with the tax withholding provisions of the Code or any state income tax act for purposes of paying any estate, inheritance or other tax attributable to any amounts distributable or creditable under the Plan.

                  Section 3.12. Immunity of Committee Members. The members of the Committee may rely upon any information, report or opinion supplied to them by any officer of the Company or any legal counsel, independent public accountant or actuary, and shall be fully protected in relying upon any such information, report or opinion. No member of the Committee shall have any liability to the Company or any Participant, former Participant, designated beneficiary, person claiming under or through any Participant or designated beneficiary or other person interested or concerned in connection with any decision made by such member of the Committee pursuant to the Plan which was based upon any such information, report or opinion if such member of the Committee relied thereon in good faith.

                  Section 3.13. Plan Not to Affect Employment Relationship. Neither the adoption of the Plan nor its operation shall in any way affect the right and power of the Company to dismiss or otherwise terminate the employment or change the terms of the employment or amount of compensation of any Participant at any time for any reason or without cause. By accepting any payment under this Plan, each Participant, former Participant, designated beneficiary and each person claiming under or through such person, shall be conclusively bound by any action or decision taken or made under the Plan by the Committee.

                  Section 3.14. Subordination of Rights. At the Committee's request, each Participant or designated beneficiary shall sign such documents as the Committee may require in order to subordinate such Participant's or designated beneficiary's rights under the Plan to the rights of such other creditors of the Company as may be specified by the Committee.

                  Section 3.15. Notices. Any notice required to be given by the Company or the Committee hereunder shall be in writing and shall be delivered in person or by registered mail, return receipt requested. Any notice given by registered mail shall be deemed to have been given upon the date of delivery, correctly addressed to the last known address of the person to whom such notice is to be given.

                  Section 3.16. Number and Headings. Wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. Headings of sections and subsections of the Plan are inserted for convenience of reference and are not part of the Plan and are not to be considered in the construction thereof.

                  Section 3.17. Controlling Law. The Plan shall be construed in accordance with the laws of the State of Illinois to the extent not preempted by any applicable federal law.

                  Section 3.18. Successors. The Plan is binding on all persons entitled to benefits hereunder and their respective heirs and legal representatives, on the Committee and its successor, and on the Company and its successor, whether by way of merger, consolidation, purchase or otherwise.

                  Section 3.19. Severability. If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be enforced as if the invalid provisions had never been set forth therein.

                  Section 3.20. Change of Control. Upon a Change of Control (as defined below) of the Company, the Company shall adopt an irrevocable rabbi trust for the purpose of providing benefits hereunder and shall, immediately prior to the Change of Control, contribute an amount to the trust that is sufficient to pay each Participant or beneficiary the benefits to which Participants or their beneficiaries would be entitled (as if such Participants were fully vested in such benefits) pursuant to the terms of the Plan as of the date on which the Change of Control occurred. No Participant shall have a right to a distribution of his benefits solely as a result of a Change of Control of the Company, except as otherwise provided in the Plan. A "Change of Control" of the Company shall mean the purchase or other acquisition by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 ("Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-1 promulgated under the Act) of 30 percent or more of either the outstanding shares of common stock or the combined voting power of Company's then outstanding voting securities entitled to vote generally, or the approval by the stockholders of Company of a reorganization, merger or consolidation, in each case, with respect to which persons who were stockholders of Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding securities, or a liquidation or dissolution of Company or of the sale of all or substantially all of Company's assets.

                                  SUPPLEMENT A
                                     TO THE
                               DEAN FOODS COMPANY
                            SUPPLEMENTAL BENEFIT PLAN

                  A-1 Purpose. The purpose of this Supplement A is to set forth certain provisions applicable to certain participants in the "Amended and Restated Dean Foods Company Supplemental Benefit Plan" as in effect on September 30, 1996 (the "Prior Plan"), who subsequently became Participants in this Plan. The Prior Plan was amended and restated effective as of October 1, 1996; and this Supplement A is intended to preserve certain features of the Prior Plan for the benefit of participants in this Supplement A.

                  A-2 Conflicts between Plan and Supplement A. The terms of this Supplement A and the terms of the Plan constitute the sole provisions applicable to participants in this Supplement A for purposes of the Plan. However, in the event of any conflict between the provisions of the Plan and the provisions of this Supplement A, the terms and provisions of this Supplement A shall be controlling to the extent necessary to resolve or eliminate such conflict.

                  A-3 Supplement A Participants. This Supplement A shall be applicable to each Participant in the Plan who was an officer of the Company on October 1, 1996 and was a participant in the Prior Plan on or before October 1, 1996 ("Prior Plan Participants").

                  A-4 Amount of Benefit. If the employment with the Company of a Prior Plan Participant terminates as a result of the Participant's death or after the Participant has attained the age of 60 years (such date of termination of employment referred to herein as the "Benefit Entitlement Date"), the Participant or his beneficiary (as defined in Paragraph A-7 below), as the case may be, shall be entitled to receive the benefit payable under Section 2.2(a) of the Plan and a benefit in an amount that is the greater of:

                  (i) the amount of the benefit that is payable as determined under the provisions of Section 2.2(b) of the Plan;

                           or

                  (ii) (A) the amount that is the actuarially equivalent life annuity of a monthly installment payment in the amount of 20 percent of the Prior Plan Participant's "Compensation Base" (as defined in Paragraph A-5 below) payable in the form of a 120 month certain payment commencing on the Participant's normal retirement date, plus (B) the amount of the benefit that would be determined under the provisions of Section 2.2(b) of the Plan using the definition of "compensation" set forth in the Pension Plan prior to January 1, 1995.

                  A-5 Compensation Base. For purposes of this Supplement A, a Prior Plan Participant's "Compensation Base" shall be the greater of (i) his "Final Compensation," and (ii) his "Highest Five-Year Average Compensation." A Prior Plan Participant's "Final Compensation" shall be one-twelfth of the sum of the Prior Plan Participant's "compensation" for the 12 consecutive full calendar months of employment prior to his Benefit Entitlement Date. A Prior Plan Participant's "Highest Five-Year Average Compensation" shall be one-sixtieth of the sum of his "compensation" for the 60 consecutive full calendar months of employment out of the last 180 full calendar months of employment prior to his Benefit Entitlement Date which produce the highest sum, or, if the Prior Plan Participant has less than 60 consecutive full calendar months of employment prior to his Benefit Entitlement Date, the quotient derived from dividing (A) the sum of the Prior Plan Participant's "compensation" for his last consecutive full calendar months of employment by (B) the number of such months. For purposes of this Paragraph A-5, a Prior Plan Participant's "compensation" for a calendar month shall be comprised of such of the following amounts as are applicable to the Prior Plan Participant: (a) base salary paid; (b) cash bonus paid; (c) stock bonuses paid in lieu of cash bonuses at the election of the Prior Plan Participant, but excluding any portion of the value of such stock bonuses at the time of their issuance in excess of the amount of such cash bonuses and further excluding any amount paid under the Performance Share Plan;
(d) commissions paid; and (e) amounts (other than interest) the Participant has deferred under any deferred compensation plan or agreement with the Company (other than this Plan). For purposes of this Paragraph A-5, the Benefit Entitlement Date for a Prior Plan Participant shall be deemed to occur no later than the date on which such Prior Plan Participant attains age 65. The term "compensation" shall not include any amounts paid to a Prior Plan Participant solely as a result of a change in control of the Company.

                  A-6 Method and Timing of Benefit Distribution. Any amounts payable pursuant to the provisions of subparagraph (i) of Paragraph A-4 above shall be payable at such time and in such manner as are set forth in Section 2.2(b) of the Plan. Any amounts payable pursuant to the provisions of subparagraph (ii) of Paragraph A-4 above shall be payable at such time and in such manner as are set forth in Section 2.2(b) of the Plan, except that such amount payable pursuant to subparagraph (ii)(A) of

Paragraph A-4 above may, at the election of the Participant, be payable in the form of a 120 month certain payment, and provided that any lump sum payment of the amount payable pursuant to subparagraph (ii)(A) of Paragraph A-4 above for any Participant who had attained the age of 60 at October 1, 1996 shall be computed using the actuarial assumptions set forth in the Prior Plan.

                  A-7 Beneficiaries. Any amounts payable to a beneficiary pursuant to the provisions of subparagraph (ii) of Paragraph A-4 above shall be payable to such beneficiary as the Prior Plan Participant has designated under the Pension Plan.

                                  SUPPLEMENT B
                                     TO THE
                               DEAN FOODS COMPANY
                            SUPPLEMENTAL BENEFIT PLAN

                  B-1 Purpose. The purpose of this Supplement B is to set forth certain provisions applicable to certain participants in the "Amended and Restated Dean Foods Company Supplemental Benefit Plan" as in effect on September 30, 1996 (the "Prior Plan"), who subsequently became Participants in this Plan. The Prior Plan was amended and restated effective as of October 1, 1996; and this Supplement B is intended to preserve certain features of the Prior Plan for the benefit of participants in this Supplement B.

                  B-2 Conflicts between Plan and Supplement B. The terms of this Supplement B and the terms of the Plan constitute the sole provisions applicable to participants in this Supplement B for purposes of the Plan. However, in the event of any conflict between the provisions of the Plan and the provisions of this Supplement B, the terms and provisions of this Supplement B shall be controlling to the extent necessary to resolve or eliminate such conflict.

                  B-3 Supplement B Participants. This Supplement B shall be applicable to the following Participants in the Plan who were participants in the Prior Plan on October 1, 1996 ("Prior Plan Participants"): Howard M. Dean.

                  B-4 Amount of Benefit. If the employment with the Company of a Prior Plan Participant terminates as a result of the Participant's death or after the Participant has attained the age of 60 years (such date of termination of employment referred to herein as the "Benefit Entitlement Date"), the Participant or his beneficiary (as defined in Paragraph B-7 below), as the case may be, shall be entitled to receive the benefit payable under Section 2.2(a) of the Plan and a benefit in an amount that is the greater of:

                  (i) the amount of the benefit that is payable as determined under the provisions of Section 2.2(b) of the Plan;

                           or

                  (ii)     the greater of:

                           (A) (1) the amount that is the actuarially equivalent life annuity of a monthly installment payment in the amount of 20 percent of the Prior Plan Participant's "Compensation Base" (as defined in Paragraph B-5 below) payable in the form of an annuity payable for the life of the Prior Plan Participant, or, if longer, for 180 months following his retirement, commencing on the Participant's normal retirement date, plus (2) the amount of the benefit that would be determined under the provisions of Section 2.2(b) of the Plan using the definition of "compensation" set forth in the Pension Plan prior to January 1, 1995; or

                           (B) the amount that is the actuarially equivalent life annuity of a monthly installment payment in the amount of the excess of 55 percent of the Prior Plan Participant's "Compensation Base" (as defined in Paragraph B-5 below) payable for the life of the Prior Plan Participant or, if longer, for 180 months following his retirement, over the sum of the amount payable under the Pension Plan and the pension equivalent of the amount payable under the Savings Plan, minus the amount of the benefit that would be determined under the provisions of Section 2.2(a) of the Plan.

                  B-5 Compensation Base. For purposes of this Supplement B, a Prior Plan Participant's "Compensation Base" shall be the greater of (i) his "Final Compensation," and (ii) his "Highest Five-Year Average Compensation." A Prior Plan Participant's "Final Compensation" shall be one-twelfth of the sum of the Prior Plan Participant's "compensation" for the 12 consecutive full calendar months of employment prior to his Benefit Entitlement Date. A Prior Plan Participant's "Highest Five-Year Average Compensation" shall be one-sixtieth of the sum of his "compensation" for the 60 consecutive full calendar months of employment out of the last 180 full calendar months of employment prior to his Benefit Entitlement Date which produce the highest sum, or, if the Prior Plan Participant has less than 60 consecutive full calendar months of employment prior to his Benefit Entitlement Date, the quotient derived from dividing (A) the sum of the Prior Plan Participant's "compensation" for his last consecutive full calendar months of employment by (B) the number of such months. For purposes of this Paragraph B-5, a Prior Plan Participant's "compensation" for a calendar month shall be comprised of such of the following amounts as are applicable to the Prior Plan Participant: (a) base salary paid; (b) cash bonus paid; (c) stock bonuses paid in lieu of cash bonuses at the election of the Prior Plan Participant, but excluding any portion of the value of such stock bonuses at the time of their issuance in excess of the amount of such cash bonuses and further excluding any amount payable under the Performance Share Plan; (d) commissions paid; and (e) amounts (other than interest) the Participant has deferred under any



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

deferred compensation plan or agreement with the Company (other than this Plan). For purposes of this Paragraph B-5, the Benefit Entitlement Date for a Prior Plan Participant shall be deemed to occur no later than the date on which such Prior Plan Participant attains age 65. The term "compensation" shall not include any amounts paid to a Prior Plan Participant solely as a result of a change in control of the Company.

                  B-6 Method and Timing of Benefit Distribution. Any amounts payable pursuant to the provisions of subparagraph (i) of Paragraph B-4 above shall be payable at such time and in such manner as are set forth in Section 2.2(b) of the Plan. Any amounts payable pursuant to the provisions of subparagraphs (ii)(A) and (ii)(B) of Paragraph B-4 above shall be payable at such time and in such manner as are set forth in Section 2.2(b) of the Plan, except that such amounts payable pursuant to subparagraphs (ii)(A)(1) and
(ii)(B) thereof may, at the election of the Participant, be payable in the form of an annuity payable for the life of the Prior Plan Participant or, if longer, for 180 months following his retirement. Notwithstanding the foregoing, the amount of any lump sum distribution payable with respect to the benefit described at subparagraph (ii) above for any Participant who had attained the age of 60 at October 1, 1996 shall be computed using the Pension Benefit Guaranty Corporation Immediate Annuity Rate and the UP-1971 Mortality Table.

                  B-7 Beneficiaries. Any amounts payable to a beneficiary pursuant to the provisions of subparagraph (ii) of Paragraph B-4 above shall be payable to such beneficiary as the Prior Plan Participant has designated under the Pension Plan.



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